UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        March 1, 2005

DIAMOND ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	0-17953	22-2748019
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 Tucker Lane, Walnut, California   91789
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (909) 839-1989

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

Diamond Entertainment Corporation has reported the results of its Annual Meeting of Shareholders held on March 1, 2005.  The Company’s press release dated March 4, 2005 announcing the results is attached hereto as Exhibit 99.1.

Item 9.

01  Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are furnished herewith:

Exhibit

Number

Description

99.1

Text of press release issued by Diamond Entertainment Corporation dated

March 4, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND ENTERTAINMENT CORPORATION.

Date:    March 7, 2005

By: /s/  James Lu

 James Lu, President and CO-CEO

Date:    March 7, 2005

By: /s/  Fred U. Odaka

Fred U. Odaka, Chief Financial Officer